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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   FORM 8 - K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): DECEMBER 23, 1997
                                                        -----------------

                              THE WMF GROUP LTD.
                          (Exact Name of Registrant as
                              Specified in Charter)


    Delaware                       000-22567                   54-1647759
--------------------------------------------------------------------------------
(State or Other             (Commission File Number)         (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                              1593 Spring Hill Road
                                    Suite 400
                             Vienna, Virginia 22182
                             ----------------------
                              (Address of Principal
                               Executive Offices)

                                (703) 610 - 1400
                                ----------------
                             (Registrant's telephone
                          number, including area code)
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Item 5.     Other Events.

            The information set forth in Exhibit 99.1 is incorporated herein by reference.

Exhibit 99.1

            Amended press release dated December 18, 1997.
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                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.



                               THE WMF GROUP, LTD.

         Date: December 23, 1997      By:   /s/ Michael D. Ketcham
                                      --------------------------------------
                                            Michael D. Ketcham
                                            Executive Vice President, Chief
                                            Financial Officer and Treasurer
                                            (Principal Financial Officer)